                                                                      EXHIBIT 21
                                                                     Page 1 of 5

                           HOST MARRIOTT CORPORATION

                                  SUBSIDIARIES

  1) Camelback Inn Associates Limited Partnership
  2) Hanover Hotel Acquisition Corporation
  3) HMC AP GP, Inc.
  4) HMC AP GP LLC
  5) HMC Atlanta Marquis Corporation
  6) HMC BN Corporation
  7) HMC Charlotte GP, Inc.
  8) HMC Charlotte GP LLC
  9) HMC Gateway, Inc.
 10) HMC MHP II, Inc.
 11) HMC Pavilion, Inc.
 12) HMC Real Estate LLC
 13) HMC Toronto Airport GP, Inc.
 14) HMC Toronto Airport GP LLC
 15) HMC Toronto EC GP, Inc.
 16) HMC Toronto EC GP LLC
 17) HMC Ventures, Inc.
 18) Host Marriott Financial Trust
 19) Host Marriott Hospitality LLC
 20) Host Marriott, L.P.
 21) Hotel Properties Management Inc.
 22) Marriott Hanover Hotel Corporation
 23) Marriott MDAH One Corporation
 24) Marriott Properties Inc.
 25) Marriott MHP Two Corporation
 26) MHP Acquisition Corporation
 27) MHP II Acquisition Corporation
 28) MHP Two LLC
 29) MOHS Corporation
 30) Mutual Benefit/Marriott Hotel Associates I, L.P.
 31) Philadelphia Airport Hotel Corporation
 32) Philadelphia Market Street Hotel Corporation
 33) S.D. Hotels, Inc.
 34) HMC SPE Manager I Corporation
 35) Airport Hotels LLC
 36) Host of Boston, Ltd.
 37) Host of Houston, Ltd.
 38) Host of Houston 1979
 39) Chesapeake Financial Services LLC
 40) CHLP Finance LP
 41) City Center Interstate Partnership LLC
 42) Host/Interstate Partnership, L.P.
 43) Deerfield Capital Trust
 44) Farrell's Ice Cream Parlor Restaurants LLC
 45) HMC Amelia I LLC

                                                                      EXHIBIT 21
                                                                     Page 2 of 5

                   HOST MARRIOTT CORPORATION AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)

 46) HMC Amelia II LLC
 47) Ameliatel
 48) HMC Atlanta LLC
 49) Atlanta Marriott Marquis II L.P.
 50) Ivy Street Hotel L.P.
 51) HMA-GP LLC
 52) HMA Realty L.P.
 53) Ivy Street MPF LLC
 54) Marriott/Portman Finance Corporation
 55) HMC Burlingame LLC
 56) HMC Burlingame II LLC
 57) HTKG Development Associates, L.P.
 58) HMC California Leasing LLC
 59) HMC Cambridge LLC
 60) HMC Capital LLC
 61) HMC Capital Resources LLC
 62) HMC Park Ridge LLC
 63) HMC Park Ridge II LLC
 64) HMC Park Ridge LP
 65) HMC Partnership Holdings LLC
 66) HMC/Interstate Ontario, L.P.
 67) Host Park Ridge LLC
 68) HMC Suites LLC
 69) Marriott Suites L.P.
 70) PRM LLC
 71) Wellsford Park Ridge Marriott Hotel L.P.
 72) YBG Associates LLC
 73) HMC Chicago LLC
 74) Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P.
 75) HMC Desert LLC
 76) Desert Springs Marriott L.P.
 77) HMC DSM LLC
 78) DS Hotel LLC
 79) HMC Diversified LLC
 80) Marriott Diversified American Hotels, L.P.
 81) HMC East Side II LLC
 82) HMC East Side LLC
 83) East Side Hotel Associates, L.P.
 84) HMC Gateway LLC
 85) HMC Grand LLC
 86) HMC Hanover LLC
 87) Hanover Marriott L.P.
 88) HMC Hartford LLC
 89) HMC/RGI Hartford, L.P.
 90) HMC Hotel Development LLC
 91) HMC HT LLC
 92) HMC IHP Holdings LLC

                                                                      EXHIBIT 21
                                                                     Page 3 of 5

                   HOST MARRIOTT CORPORATION AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)

  93) IHP Holdings Partnership, L.P.
  94) HMC Manhattan Beach LLC
  95) HMC/Interstate Manhattan Beach L.P.
  96) HMC Market Street LLC
  97) New Market Street L.P.
  98) Philadelphia Market Street Marriott Hotel L.P.
  99) HMC Mexpark LLC
 100) HMC Polanco LLC
 101) HMC NGL LLC
 102) HMC OLS I LLC
 103) HMC OLS I L.P.
 104) HMC OLS II L.P.
 105) HMC OP BN LLC
 106) HMC Pacific Gateway LLC
 107) Pacific Gateway Ltd.
 108) Marina Hotel LLC
 109) San Diego HMC Marina LLC
 110) HMC Potomac LLC
 111) Potomac Hotel L.P.
 112) HMC Properties I LLC
 113) Marriott Hotel Properties L.P.
 114) Lauderdale Beach Association
 115) HMC Properties II LLC
 116) HMC MHP II LLC
 117) Marriott Hotel Properties II L.P.
 118) Santa Clara Marriott Hotel L.P.
 119) HMC Reston LLC
 120) HMC Retirement Properties LLC
 121) HMC Retirement Properties L.P.
 122) HMH Marina LLC
 123) HMC RTZ Loan I LLC
 124) HMC RTZ Loan II LLC
 125) HMC RTZ Loan L.P.
 126) HMC RTZ II LLC
 127) HMC RTZ Management LLC
 128) RAJ Boston Associates
 129) HMC Seattle LLC
 130) HMC SFO LLC
 131) HMC Swiss Holdings LLC
 132) BRE/Swiss LLC
 133) HMC Waterford LLC
 134) HMC/Interstate Waterford
 135) HMH General Partner Holdings LLC
 136) HMH HPT Courtyard LLC
 137) HMH HPT Residence Inn LLC
 138) HMH Norfolk LLC
 139) HMH Norfolk L.P.

                                                                      EXHIBIT 21
                                                                     Page 4 of 5

                   HOST MARRIOTT CORPORATION AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)

 140) HMH Pentagon LLC
 141) HMH Restaurants LLC
 142) HMH Rivers LLC
 143) HMH Rivers, L.P.
 144) HMH WTC LLC
 145) HMP Capital Ventures LLC
 146) HMP Financial Services LLC
 147) Host La Jolla LLC
 148) City Center Hotel L.P.
 149) Times Square LLC
 150) Ivy Street LLC
 151) Market Street HMC LLC
 152) HMC Desert Springs LLC
 153) MDSM Finance LLC
 154) MFR of Illinois LLC
 155) MFR of Vermont LLC
 156) MFR of Wisconsin LLC
 157) HMC HPP LLC
 158) HMC Partnership Properties LLC
 159) HMC Marquis LLC
 160) HMC PLP LLC
 161) Chesapeake Hotel L.P.
 162) HMC SBM Two LLC
 163) Philadelphia Airport Hotel LLC
 164) Philadelphia Airport Hotel L.P.
 165) PM Financial LLC
 166) PM Financial LP
 167) Saga Property Leasing LLC
 168) Saga Restaurants LLC
 169) Santa Clara HMC LLC
 170) S.D. Hotels LLC
 171) Times Square GP LLC
 172) Times Square Marquis Hotel L.P.
 173) HMC AP LP
 174) HMC AP Canada Company
 175) HMC Charlotte LP
 176) HMC Charlotte (Calgary) Company
 177) Calgary Charlotte Holdings Company
 178) HMC Grace (Calgary) Company
 179) Calgary Charlotte Partnership
 180) HMC Toronto Airport LP
 181) HMC Toronto Air Company
 182) HMC Toronto EC LP
 183) HMC Toronto EC Company
 184) RTZ Holdings Boston LLC
 185) HMC Times Square Partner LLC
 186) HMC Headhouse Funding LLC

                                                                      EXHIBIT 21
                                                                     Page 5 of 5

                   HOST MARRIOTT CORPORATION AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)

 187)  Timewell Group, L.P.
 188)  HMC Burlingame Hotel LLC
 189)  HMC Times Square LLC
 190)  HMC BCR Holdings LLC
 191)  Timeport L.P,
 192)  Market Street HMC LLC
 193)  Philadelphia Market Street Marriott Hotel II L.P.